EXHIBIT 99.2                                EcoSmart’s reviewed financial statements for the period ended March 31, 2014

ECOSMART SURFACE AND COATING TECHNOLOGIES, INC.

AS OF

DECEMBER 31, 2013

AND

MARCH 31, 2014

ECOSMART SURFACE AND COATING TECHNOLOGIES, INC.
Financial Statements
(Expressed in U.S. Dollars)

TABLE OF CONTENTS

Page No.
Item 1.	Condensed Financial Statements:
	Condensed Balance Sheets – March 31, 2014 (Unaudited) and December 31, 2013	F-2
	Condensed Statements of Operations – For the Three Months Ended March 31, 2014 and 2013 (Unaudited)	F-3
	Condensed Statements of Cash Flows – For the Three Months Ended March 31, 2014 and 2013 (Unaudited)	F-4
	Notes to Condensed Financial Statements	F-5

ECOSMART SURFACE AND COATING TECHNOLOGIES, INC.
CONDENSED BALANCE SHEETS

	As of March 31, 2014	As of December 31, 2013
	(Unaudited)	(Audited)
ASSETS

CURRENT ASSETS
Cash	$200	$200
Accounts receivable	5,012	2,928
Inventory	54,214	71,919
TOTAL CURRENT ASSETS	59,426	75,047
PROPERTY AND EQUIPMENT, NET	53,426	62,827
INTANGIBLE ASSETS, NET	484,184	496,062
TOTAL ASSETS	597,036	633,936

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	40,259	32,686
Derivative liability	250,000	250,000
Convertible note payable	250,000	250,000
Notes payable – related parties	239,000	239,000
TOTAL CURRENT LIABILITIES	779,259	771,686
COMMITMENTS AND CONTINGENCIES (NOTE 7)	---	---
STOCKHOLDERS' DEFICIT
Common Stock, $0.0001 par value; 500,000,000 shares authorized; 8,133,335 and 7,280,000 shares issued and outstanding, respectively	813	728
Additional paid in capital	1,802,312	1,462,199
Accumulated deficit	(1,985,348)	(1,600,677)
TOTAL STOCKHOLDERS' DEFICIT	(182,223)	(137,750)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$597,036	$633,936

The accompanying notes are an integral part of the condensed financial statements

ECOSMART SURFACE AND COATING TECHNOLOGIES, INC.
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Three Months Ended March 31, 2014	Three Months Ended March 31, 2013
REVENUE
Total Revenue	$53,656	$21,907
COST OF GOODS	35,509	16,305
GROSS PROFIT	18,147	5,602
OPERATING EXPENSES
General and administrative	122,262	18,077
Compensation	124,118	104,386
Product development costs	106,049	23,710
Rent or lease of buildings	22,561	15,500
Total Operating Expenses	374,990	161,673
LOSS FROM OPERATIONS	(356,843)	(156,071)
OTHER EXPENSES
Amortization	11,878	11,878
Depreciation	9,700	9,700
Interest	6,250	6,250
Total Other Expenses	27,828	27,828
NET LOSS BEFORE PROVISION FOR INCOME TAXES	(384,671)	(183,899)
PROVISION FOR INCOME TAXES	---	---
NET LOSS	$(384,671)	$(183,899)

Basic and diluted loss per share	$(0.05)	$(0.03)

Weighted average shares outstanding	7,725,593	6,000,000

The accompanying notes are an integral part of the condensed financial statements

ECOSMART SURFACE AND COATING TECHNOLOGIES, INC.
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Three Months Ended March 31, 2014		Three Months Ended March 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss		$(384,671)		$(183,899)
Adjustments to reconcile net loss to cash used in operations:
Depreciation		9,700		9,700
Amortization		11,878		11,878
Derivative expense		---		---
Changes in operating assets and liabilities:
Increase in accounts receivable		(2,084)		(9,685)
Decrease (increase) in inventory		17,705		(1,725)
Increase in accounts payable and accrued expenses		7,573		---
Net cash used in operations		(339,899)		(173,731)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment		(299)		(4,440)
Net cash used in investing activities		(299)		(4,440)
CASH FLOWS FROM FINANCING ACTIVITIES
Sale of common stock		260,000		---
Net payment of expenses by Parent		80,198		178,171
Net cash provided by financing activities		340,198		178,171
NET INCREASE IN CASH		---		---
Cash at Beginning of Period		200		---
Cash at End of Period		200		---

SUPPLEMENTARY DISCLOSURE OF CASH FLOW INFORMATION
Interest paid		$6,250		$6,250
Income taxes paid	$	---	$	---

The accompanying notes are an integral part of the condensed financial statements

ECOSMART SURFACE AND COATING TECHNOLOGIES, INC.
Notes to Condensed Financial Statements
March 31, 2014
(Unaudited)

NOTE 1 – ORGANIZATION, NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

EcoSmart Surface Technologies

On January 20, 2012, EcoSmart Surface Technologies, Inc. (a Florida Corporation) was formed as a wholly owned subsidiary of The Renewable Corporation ("Parent") to manufacture and distribute a newly developed and customized, extremely durable flooring system that is applied with a patented process. With this system, a completely different looking floor can be applied over most existing hard flooring surfaces. The system can replicate the appearance of a variety of traditional substances, such as wood and stone, using an environmentally friendly technique, and can include decorative elements such as logos or other inlaid artwork that is sealed into the polymer finish coating.

EcoSmart Coating Technologies

On January 20, 2012, EcoSmart Coating Technologies, Inc. (a Florida Corporation) was formed as a wholly owned subsidiary of the Parent to manufacture and distribute a portfolio of nano-technology glass coatings applicable to virtually every industry for corrosion protection, self-cleaning, self-sterilization, slip resistance, chemical resistance, anti-graffiti, energy and cosmetic improvement. The coatings can be used on virtually any surface thereby creating the proprieties of a glass surface, no matter what is coated. The coatings are particularly suited for the flooring, automotive, marine, medical, home, and industrial applications.

EcoSmart Surface and Coating Technologies, Inc.

On September 18, 2012, the Company filed an Amendment with the State of Florida merging both companies, EcoSmart Surface Technologies, Inc. and EcoSmart Coating Technologies, Inc. and changed the company name to EcoSmart Surface and Coating Technologies, Inc. (the "Company").

Basis of Presentation

The financial statements of the Company have been prepared in accordance with the accounting principles generally accepted in the United States of America and are expressed in U.S. dollars.

The accompanying unaudited condensed financial statements have been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America (“U.S.”) as promulgated by the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and with the rules and regulations of the U.S Securities and Exchange Commission (“SEC”) for interim financial information. The unaudited condensed financial statements reflect all normal recurring adjustments, which, in the opinion of management, are considered necessary for a fair presentation of the results for the periods shown. The results of operations for the periods presented are not necessarily indicative of the results expected for the full fiscal year or for any future period. The information included in these unaudited condensed financial statements should be read in conjunction with audited consolidated financial statements and accompanying notes for the years ended December 31, 2013 and 2012, included in this Form 8-K.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected. The Company's significant estimates include the valuation of equity-based consideration and of derivative liability.

Fair Value of Financial Instruments

Fair value measurements are determined under a three-level hierarchy for fair value measurements that prioritizes the inputs to valuation techniques used to measure fair value, distinguishing between market participant assumptions developed based on market data obtained from sources independent of the reporting entity (“observable inputs”) and the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (“unobservable inputs”). Fair value is the price that would be received to sell an asset or would be paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses prices and other relevant information generated by market transactions involving identical or comparable assets (“market approach”). The Company also considers the impact of a significant decrease in volume and level of activity for an asset or liability when compared with normal activity to identify transactions that are not orderly.

The highest priority is given to unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Securities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

The three hierarchy levels are defined as follows:

Level 1 – Quoted prices in active markets that is unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices for identical assets and liabilities in markets that are not active, quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

Credit risk adjustments are applied to reflect the Company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the Company’s own credit risk as observed in the credit default swap market.

The Company's financial instrument that is adjusted to fair value at each balance sheet date consists of a derivative liability related to the conversion feature embedded in convertible debt. The Company’s derivative liability resulting from the issuance of convertible debt is reflected at fair value based on the terms of conversion which results in fair value approximating intrinsic value, which is consistent with level 3 inputs. See Note 3.

The following table represents the Company’s financial instrument that is measured at fair value on a recurring basis as of March 31, 2014 and December 31, 2013 for each fair value hierarchy level:

March 31, 2014	Derivative Liability
Level I	$—
Level II	$—
Level III	$250,000
December 31, 2013
Level I	$—
Level II	$—
Level III	$250,000

The carrying amount of the Company’s accounts payable and accrued expenses, notes payable to related parties and convertible note payable approximate fair value due to their short term.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Inventory

The Company’s inventories are recorded at the lower of cost or market on the first-in first-out method. As of March 31, 2014, the Company’s inventory consisted of raw materials and packaging materials.

	March 31, 2014	December 31, 2013

Raw Materials	$47,855	$47,855
Finished Goods	6,360	24,064
Total	$54,214	$71,919

Property and Equipment

Property and equipment is stated at cost.  Depreciation is computed using the straight-line method based on the estimated useful lives generally ranging from three to seven years. Amortization of leasehold improvements is computed using the straight-line method over the lesser of the useful life of the asset or the remaining term of the lease. Expenditures for maintenance and repairs are expensed as incurred.

Intangible Assets

The Company’s intangible assets consist of patents and patents pending acquired from third parties, and are recorded at cost.

The Company amortizes the costs of its intangible assets over their estimated useful lives, approximately 11 years. Patents pending are not amortized until the patents are issued. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required. At March 31, 2014 and 2013, the Company had no impaired carrying value of its intangible assets.

Revenue Recognition

The Company recognizes revenues in accordance with the Securities and Exchange Commission Staff Accounting Bulletin (SAB) number 104, “Revenue Recognition.”SAB 104 clarifies application of U.S. generally accepted accounting principles to revenue transactions. Under certain circumstances, the Company recognizes revenue in accordance with the provisions of Statement of Financial Accounting Standards No. 139 and American Institute of Certified Public Accountants Statement of Position 00-2 (collectively referred to as “SOP 00-2”). The Company recognizes revenue when the earnings process is complete. That is, when the arrangements of the goods are documented, the pricing becomes final and collectability is reasonably assured. An allowance for bad debt is provided based on estimated losses.

Revenue is recognized when a product is delivered or shipped to the customer and all material conditions relating to the sale have been substantially performed.

For revenue received in advance for goods, the Company records a current liability classified as either deferred revenue or customer deposits. For the periods ended March 31, 2014 and 2013, there were no deferred revenues.

Shipping and Handling

Shipping and handling costs are included in cost of sales on the accompanying condensed financial statements.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740-10, Income Taxes. The Company recognizes deferred tax assets and liabilities to reflect the estimated future tax effects, calculated at the tax rate expected to be in effect at the time of realization. The Company records a valuation allowance related to a deferred tax asset when it is more likely than not that some portion of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effects of the changes in tax laws and rates of the date of enactment.

ASC 740-10 prescribes a recognition threshold that a tax position is required to meet before being recognized in the financial statements and provides guidance on recognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition issues. The Company classifies interest and penalties as a component of interest and other expenses. To date, the Company has not been assessed, nor has the Company paid, any interest or penalties.

The Company measures and records uncertain tax positions by establishing a threshold for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Only tax positions meeting the more-likely-than-not recognition threshold at the effective date may be recognized or continue to be recognized. All of the Company’s tax years  remain subject to examination by federal and state tax jurisdictions.

Earnings (Loss) Per Share

The Company reports earnings (loss) per share in accordance with ASC 260, "Earnings per Share." Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted-average number of shares of common stock outstanding during each period. Diluted earnings per share is computed by dividing net loss by the weighted-average number of shares of common stock, common stock equivalents and other potentially dilutive securities outstanding during the period. There were no potentially dilutive securities from January 20, 2012 (inception) through March 31, 2014.

Emerging Growth Company - Critical Accounting Policy Disclosure

We qualify as an “emerging growth company” under the 2012 JOBS Act. Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. As an emerging growth company, we can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company's financial position or statements.

NOTE 2 – GOING CONCERN

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has generated minor revenues since inception and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. At March 31, 2014, the Company has a working capital deficit of $719,833, limited cash resources and will likely require new financing, either through issuing shares or debt, to continue the development of its business. Management intends to offer additional common stock; however, there can be no assurance that management will be successful in raising the funds necessary to maintain operations, or that a self-supporting level of operations will ever be achieved. The likely outcome of these future events is indeterminable.

These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.

NOTE 3 – CONVERTIBLE NOTE PAYABLE

On July 31, 2012, the Parent Company entered into one 10% interest bearing convertible debenture with a third party. As a condition of closing the proposed merger transaction, this note was assigned to the Company. The debenture has no due date assigned however includes a “demand” redemption or conversion feature available to the Holder. Interest is paid quarterly. No principle payments have been made on this debenture. The debenture is convertible to common stock of the Parent at a rate of 50% of the average of the previous 10 days “Ask Price” of common shares of the Parent at a rate of 50% of the average of the previous 10 day's "Ask Price" of common stock of the Parent.

The balance of the note as of March 31, 2014 and December 31, 2013 totaled $250,000.

The Company incurred interest expense related to the stated rate of the convertible note totaling $6,250 for each of the quarters ended March 31, 2014, and 2013, of which $2,083 is included in accounts payable and accrued expense as of March 31, 2014 and December 31, 2013.  The maturity date was extended to December 31, 2014. See note 9.

The Company has determined that the conversion feature of the Note represents an embedded derivative since the Note is convertible into a variable number of shares upon conversion. Accordingly, the Note is not considered to be conventional debt under EITF 00-19 and the embedded conversion feature must be bifurcated from the debt host and accounted for as a derivative liability. Accordingly, the fair value of this derivative instrument has been recorded as a liability of $250,000 on the balance sheet with the corresponding amount recorded as interest expense since the note is due on demand.  Because of the terms of conversion, the fair value of the conversion feature approximates fair value.

NOTE 4 – NOTES PAYABLE – RELATED PARTIES

On August 3, 2013, the Parent Company has entered into non-interest bearing promissory notes with related parties. As a condition of closing the proposed merger transaction, these notes were assigned to the Company. The notes are due on demand and totaled $239,000 as of March 31, 2014 and December 31, 2013. No principle payments have been made on this note.

NOTE 5 – SALES CONCENTRATION

During the three months ended March 31, 2014 and 2013, the Company generated a significant portion of its revenues from certain customers as follows:

Customer	2013	Accounts Receivable at March 31, 2014
A	16.5%		$5,012
B	13.7%	$	---
C	13.2%	$	---
D	10.5%	$	---
E	3.8%	$	---
F	0.0%	$	---
G	0.0%	$	---

The Company currently does not have any long-term written agreements with any suppliers of product and chemical raw material purchases. The payment terms are generally net 30 days, and the Company is not substantially dependent upon any one or more of them; all are easily replaceable with any locally available supplier.

NOTE 6 – STOCKHOLDERS’ DEFICIT

Common Stock

During the three months ended March 31, 2014, the Company sold 853,355 shares of common stock for gross proceeds of $260,000.

Capital Contributions

During the period ended March 31, 2014, the Parent made net advances to the Company totaling $80,198, which were recorded as additional paid in capital.

During the period ended March 31, 2013, the Parent made net advances to the Company totaling $178,171, which were recorded as additional paid in capital.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Significant Contractual Agreements

Executive Office and Manufacturing Facility Lease

On February 1, 2012, the Company entered into a one-year office building lease for its corporate headquarters located in Lake Park, Florida. The lease terms include: (i) monthly rent commencing on February 1, 2012 in the amount of $5,000 including sales tax; (ii) option for two year extension on the lease and (iii) the company agreed to incur the cost of build-out and partitioning of the space. On December 1, 2012 and effective February 1, 2013, the Company executed a renewal of its current occupancy lease. New terms include: an expansion of space from the current 5,000 sq. ft. to 8,560 sq. ft. including 20 parking spaces and six restroom facilities; Two year term ending January 31, 2015 with an option to renew for an additional two years at the then current occupancy rates; rent including related sales and use taxes of $7,000 per month; Company to pay all utilities, repairs and maintenance.

Rent expenses for the period ended March 31, 2014 and the year ended December 31, 2013 totaled $22,561 and $15,500 respectively.

At January 20, 2012, in conjunction with the SMT Asset Acquisition, the Company agreed to pay a limited royalty in the amount of $2,500,000. The royalty is calculated on gross product sales (revenue) from EcoSmart product sales at a rate of two percent (2.0%) not to exceed a total of $2,500.000.

The Company has accrued the royalty payments in the amount of $5,454 and $4,381 as of March 31, 2014 and December 31, 2013, respectively.

Settlement Agreement

In July 2013, the Company was subject to litigation initiated by a provider of Human resource services, which claimed it was owed $27,885 for services provided to the Company during the period from January 20, 2012 (inception) through December 31, 2012.  In August 2013, the Company entered into a settlement agreement providing for the payment of $21,927, payable in monthly installments of $2,500 from September 2013 through May 2014, including interest at an annual rate of 4.75%.  As of March 31, 2014, and December 31, 2013, $14,762 and $17,003, respectively, is included in accounts payable and accrued expenses.

NOTE 8 – RELATED PARTY TRANSACTIONS

The Company’s Parent has incurred expenses on behalf of the Company.  See Note 6.

The Company has assumed notes payable to a stockholder.  See Note 4.

The Company has entered in a royalty agreement with a stockholder.  See Note 7.

NOTE 9 – SUBSEQUENT EVENTS

The Company has assessed subsequent events through July 22, 2014 which was the date the financial statements were issued.

In June 2014, the holder of the Company’s $250,000 convertible note agreed to extend its maturity date to December 31, 2014 and allow the assignment of the note from the Parent to the Company.  As consideration for the amendment, the Company agreed to issue to the convertible not holder, 750,000 shares of the Company’s common stock.